                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report:  November 19, 1997
                                       -----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                  1-6157                         36-1208070
                  ------                         ----------
         (Commission File Number)  (IRS Employer Identification Number)


     500 West Monroe Street, Chicago, Illinois          60661
     -----------------------------------------         --------
      (Address of principal executive offices)        (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.      Other Events

On November 19, 1997, The Fuji Bank, Limited ("Fuji Bank"), the indirect parent of Heller Financial, Inc., the registrant, issued a press release with respect to Fuji Bank's interim financial statements for the six months ended September 30, 1997.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

27 Selected pages from press release of Fuji Bank dated November 19, 1997, announcing Fuji Bank's interim financial results for the six months ended September 30, 1997. An copy of the entire press release is available upon request from the registrant, Heller Financial, Inc., 500 West Monroe Street, Chicago, Illinois 60661, Attention: Treasurer (312-441-7000).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 19, 1997
       -----------------

                                           HELLER FINANCIAL, INC.

                                           By:     Lauralee E. Martin
                                                   ------------------
                                                   Lauralee E. Martin
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit                                                           Sequentially
Number                                                            Numbered Pages
------                                                            --------------

27  Selected pages from press release of The Fuji Bank, Limited dated   4-14
    November 19, 1997, announcing the interim financial results of The
    Fuji Bank, Limited for the six months ended September 30, 1997.

                                                               November 19, 1997
       Financial Business Report for the First Half of Fiscal Year 1997
                              (Non-Consolidated)
                                                          The Fuji Bank, Limited
                                              5-5, Otemachi 1-chome, Chiyoda-ku,
                                                                    Tokyo, Japan

Financial Highlights for the First Half of Fiscal Year 1997 (from April 1, 1997 to September 30, 1997)
(Notes) (1) Amounts less than one million yen are omitted.
        (2) ( ) denotes minus.

(1)     Operating Results
-------------------------
                                First Half of FY 1997          First Half of FY 1996            FY 1996
                                ---------------------          ---------------------            -------
                                          Yen million                    Yen million        Yen million
Operating Income                            1,394,303                      1,111,933          2,620,696
(Change from the
 Corresponding Period
 Previous Year)                                 25.4%                        (23.0%)            (12.4%)
Ordinary Profit                                13,989                         57,391             31,252
(Change from the
 Corresponding Period
 Previous Year)                               (75.6%)                         207.0%               (-%)
Net Income                                     10,785                         57,155             53,995
(Change from the
 Corresponding Period
 Previous Year)                              (81.1%)                          272.9%               (-%)
Net Income per Share                            3.72                           19.73              18.54

(Notes)
1.   Number of Average Stocks
     First Half of FY 1997     Ordinary Stock:           2,897,615 thousand shares
     Preference Stock:                                   70,000 thousand shares
     First Half of FY 1996     Ordinary Stock:           2,897,567 thousand shares
     Fiscal Year 1996          Ordinary Stock:           2,897,591 thousand shares
                               Preference Stock:         18,027 thousand shares
2.   Change in the Accounting System:  None

(2)  Dividend Payment
---------------------
                              First Half of FY 1997      First Half of FY 1996             FY 1996
                              ---------------------      ---------------------             -------
                              Ordinary   Preference      Ordinary   Preference      Ordinary    Preference
                              Stock      Stock           Stock      Stock           Stock       Stock
Interim Dividends
declared per Share            Yen 0.0       Yen 0.0      Yen 4.25        --            --           --

Annual Dividends declared
 per Share                     --            --            --            --         Yen 8.50    Yen 3.75

(3)Financial Position
---------------------

                             First Half of FY 1997     First Half of 1996             FY 1996
                             ---------------------     ------------------             -------
                                       Yen million            Yen million          Yen million
Total Assets                            52,105,475             50,196,251           52,066,828
Stockholders' Equity                     1,670,272              1,477,539            1,672,064
Stockholders' Equity to
Total Assets                                  3.2%                   2.9%                 3.2%

Stockholders' Equity per
Share                                  Yen  503.96             Yen 509.92           Yen 504.58

BIS Ratio                    (provisional figures)
(uniform international
standard)                                    9.41%                  8.69%                9.22%

(Notes)
(1)  Total stock outstanding as of term end:
     First Half of FY 1997 Ordinary Stock:       2,897,615 thousand shares
                           Preference Stock:        70,000 thousand shares
     First Half of FY 1996 Ordinary Stock:       2,897,615 thousand shares
     Fiscal Year 1996      Ordinary Stock:       2,897,615 thousand shares
                           Preference Stock:        70,000 thousand shares
     Par Value Stock, One unit:  1,000 shares
(2)  Difference between book value and market value:  Yen 320,001 million

(3) Difference between market value of derivative transaction and contract amount etc.: Yen (982 million)

4.   Earnings Performance Projection for Fiscal 1997 (Year through March 31,
---------------------------------------------------------------------------
1998)
-----

                                                  Annual Period
                                                  -------------
                                                   Yen million
      Operating Income                              2,600,000
      Ordinary Profit                                (450,000)
      Net Income                                     (440,000)
      Annual Dividends per Share                        Yen
               Ordinary stock                           8.50
               Preference stock                         7.50
               Term-end Ordinary Stock                  8.50
               Term-end Preference Stock                7.50

Projected Net Income per Share:         Yen (152.03)

Projected Consolidated Results:
          Operating Income              Yen 2,700,000 million
          Ordinary Profits (loss)       Yen  (410,000 million)
          Net Income (loss)             Yen  (340,000 million)

                                                          The Fuji Bank, Limited

Non-Consolidated Balance Sheets as of September 30, 1997

                                                                                   (Millions of Yen)
ASSETS                                              LIABILITIES
-------------------------------                   ------------------------------
Cash and Due from Banks             3,377,350       Deposits                              34,158,372
Call Loans                            244,300       Negotiable Certificates of
                                                         Deposit                           2,306,409

Commercial Paper and Other Debt                     Call Money                             2,690,706
     Purchased                         36,012

Trading Assets                      2,163,187       Bills Sold                               610,452
Money Held in Trust                    96,734       Trading Liabilities                    1,749,122
Securities                          6,152,780       Borrowed Money                         2,122,539
Loans and Bills Discounted         33,156,601       Foreign Exchange                          71,558
Foreign Exchange                      418,840       Convertible Bonds & Notes                 12,582
Other Assets                        2,278,304       Other Liabilities                      1,931,949
Premises and Equipment                338,902       Reserve for Possible Loan
                                                         Losses                              832,403

Customers' Liabilities for                          Reserve for Retirement
     Acceptances and Guarantees     3,842,459       Allowances                                47,756

                                                    Reserve for Possible Losses
                                                         on Sales of Loans                    37,488

                                                    Other Reserves                            21,045
                                                    Acceptances and Guarantees             3,842,459
                                                                                --------------------

                                                    Total Liabilities                     50,435,202
                                                                                --------------------

                                                    Common Stock                             529,087
                                                    Legal Reserve                            509,170
                                                    Earned Surplus                           632,015
                                                      Voluntary Reserves                     589,921
                                                      Unappropriated Profit
                                                      at End of the First
                                                    Half Year                                 42,093
                                                    Net Income                                10,785

                                                    Total Stockholders' Equity             1,670,272
                                                                                --------------------
                                                    Total Liabilities and
Total Assets                       52,105,475       Stockholders' Equity                  52,105,475
                            -----------------                                   --------------------

                                                          The Fuji Bank, Limited

Notes to Non-Consolidated Balance Sheet

1.   Amounts less than one million yen are omitted.

2.   Trading Account Transactions

     Trading account transactions are transactions in which profit opportunities arise from the differences between different markets and short-term movements in rates and other indexes as they apply to interest rates, currency exchange rates, and dealing in marketable securities. These transactions are included in the interim balance sheet on the basis of when the transaction commitment was made, under "Trading, assets" and "Trading liabilities".

     "Trading assets" and "Trading liabilities" are valued as follows. Securities and monetary assets etc. are valued at the market price at the end of September. Swaps, futures, options and other derivatives transactions are valued on the assumption that they were settled at the end of September.

3.   Securities

     Securities, if listed on securities exchanges and actual market prices are available, are valued at the lower of cost or market value using the moving average method. All other securities are valued at cost using the moving average method. The same method is used to compute the value of securities held in separately managed trusts that have been established primarily for the purpose of investing in securities.

4.   Premises and Equipment

     Depreciation of premises and equipment is computed on an annual basis as follows as prescribed in the Uniform Accounting Standards for Banks.

     Buildings    Fixed percentage of declining balance method at the rate of
                  160 per cent of the tax regulations standard.

     Equipment    Fixed percentage of declining balance method at the rates
                  prescribed in the tax regulations standard.

     Others       As prescribed in tax regulations

5.   Foreign Currency Items

     All assets and liabilities denominated in foreign currencies are translated into Japanese yen at the exchange rates in effect at the balance sheet dates, while income and expenses denominated in foreign currencies are measured and recorded at the exchange rates prevailing at the time of each transaction. Accounts of overseas branches are translated into Japanese yen at the exchange rate prevailing on the balance sheet dates.

6.   Reserve for Possible Loan Losses

     The reserve for possible loan losses is composed of a general reserve which is based on a fixed percentage of certain outstanding loans as specified under Japanese tax regulations and the Rules for Bank Accounting (currently
     0.3 per cent is tax deductible) and a further reserve for possible losses on certain doubtful loans as well as on loans to certain lesser developed countries based on management's assessment of the loan portfolio.

     The reserve relating to loans to certain lesser developed countries is provided based on 6.1 per cent (including reserves for losses on overseas investments as prescribed under Article 55-2 of the Exceptions to Tax Laws Act.)

7.   Reserve for Retirement Allowances

     The reserve for retirement allowances is provided in accordance with the Rules for Bank Accounting, calculated on an annual basis, based on the amount which would have been required to be paid if all employees covered by the retirement plan had voluntarily terminated their employment at the balance sheet date.

8. Finance leases, other than those leases with property rights which will be recognized as being transferable to the borrower, are handled in compliance with the general accounting procedures for rent transactions.

9.   Consumption Tax
     All figures exclude consumption tax.

10.  Reserve for Possible Losses on Sales of Loans

     Consideration is given to the value of the collateral of real estate loans which were sold to the Cooperative Credit Purchasing Company. An estimate is made of future possible losses, and the necessary amount is accounted for under the above Reserve. This Reserve is stipulated under Article 287-2 of the Commercial Code of Japan.

11.  Other Reserves are accounted for as follows:

     The Reserve for Price Fluctuation of Japanese National Government Bonds:
     7,492 million yen. This Reserve is based primarily on the original cost of Japanese national government bonds held by the Bank.

     The Reserve for Possible Losses from Trading Account Securities
     Transactions: 13,509 million yen. This Reserve is based on gains and/or losses on trading account securities transactions during the period according to directives from the Minister of Finance as prescribed under
     Article 26 of the Banking Law.

     The Reserve for Financial Futures Transaction Liabilities: 37 million yen. This Reserve is made under Article 82 of the Financial Futures Transaction Law.

     The Reserve for Securities Transaction Liabilities: 5 million yen. This Reserve is made under Article 59 of the Securities and Exchange Act and
     Article 65-2-5 of the Securities and Exchange Act.

12. The Securities balance includes 9 million yen of treasury stock of the Bank.

13. Accumulated depreciation for premises and equipment amounted to 330,967 million yen.

14. The compressed book value of premises and equipment amounted to 34,022 million yen.

15. Loans and Bills Discounted: Balance of loans to companies under bankruptcy procedure: 276,886 million yen. Balance of loans non-accrual for 6 months or more: 1,040,396 million yen.

16. The balance of restructured loans at the end of September, 1997 amounted to 221,658 million yen. Restructured loans include loans of which the interest rates were cut to/below the official discount rate at the time of restructuring, or loans extended on negative spread basis in order to support borrowers' rehabilitation, and nonaccrual loans which were approved as such by the National Tax Agency.

17. The balance of loans to companies under support programs at the end of September, 1997 amounted to 262,845 million yen. Loans to companies under support programs refers to loans extended to borrowers which have encountered economic difficulty and which the Bank supports in various ways with the approval of the National Tax Agency.

18.  Borrowed Money includes subordinated borrowings of 1,676,091 million yen.

19.  Loan Participations

     Based on Report No. 3 of the Japanese Institute of Certified Public Accountants, the loans sold to participants at the end of September amounted to 721,975 million yen.

20. From this interim accounting period onwards, the Bank has adopted a new accounting system for trading accounts as prescribed under Article 17-2 of the Banking Law of Japan, with the permission of the Ministry of Finance. As a result of the valuation of securities and monetary assets etc. relating to trading assets and trading liabilities, and the notional settlement of derivatives, there was an increase in the Bank's assets of 1,895,582 million yen and an increase in the Bank's liabilities of 1,876,503 million yen.

     There has been a partial amendment of the Enforcement Regulations of the Banking Law concerning the establishment of trading account transactions. As a result of the adoption of the new accounting system, the format of the interim balance sheet has been amended as follows:

     (1) "Trading, securities sold for short sales" which up until now has been included in "Trading account securities" and "Other liabilities", are now included in "Trading assets" and "Trading liabilities". The underwritten amount of underwriting agreements for treasury bonds etc. whose subscription period has not yet terminated as of the balance sheet date is also included in the assets. Trading securities at the end of September amounted to 83,011 million yen, and "Trading securities sold for short sales" amounted to 79,976 million yen.

     (2) Derivatives of trading account securities are included in "Trading assets" and "Trading liabilities". The premium from option transactions relating to trading account securities transactions, which up until now has been included in "Other assets" and "Other liabilities", is now included in "Trading assets" and "Trading liabilities". Assets included in "Derivatives of trading account securities" at the end of September amounted to 100 million yen, and liabilities included amounted to 46 million yen.

     (3) Of the "Trading securities sold for short sales" which have been included up until now in "Securities" and "Other liabilities", securities for the purpose of the securities transactions prescribed under Article 17-2-1-2 of the Banking Law of

          Japan are included in "Trading assets" and "Trading liabilities". At the end of September, the amount of "Securities" and "Trading securities sold for short sales" relating to the above purpose was zero.

     (4) Derivatives relating to securities transactions for the purpose prescribed under Article 17-2-1-2 of the Banking Law of Japan are included in "Trading assets" and "Trading liabilities". The premium from option transactions for the purpose of the securities transactions prescribed under Article 17-2-1-2, which up until now was included in "Other assets" and "Other liabilities", is now included in "Trading assets" and "Trading liabilities". At the end of September the asset amount of derivatives relating to securities transactions regarding the above purpose was zero. The liabilities amount of derivatives relating to securities transactions regarding the above purpose amounted to 35 million yen.

     (5) Derivatives for the purpose of trading account transactions (except for those relating to securities transactions) are now included in "Trading assets" and "Trading liabilities". Therefore, the premium from interest rate option transactions for the purpose of trading account transactions, which up until now was included in "Other assets" and "Other liabilities", is now included in "Trading assets" and Trading liabilities". At the end of September, the derivative assets for the purpose of trading account transactions (except for those relating to securities transactions) amounted to 1,717,995 million yen, and the derivative liabilities amounted to 1,669,065 million yen.

     (6) Of those assets which up until now have been included in "Cash and due from banks" and "Commercial paper and other debt purchased", those which are assets for the purpose of trading account transactions are now included in Trading assets. As of the end of September, the amount of Certificates of Deposit for the purpose of trading account transactions was 348,106 million yen, and the amount of "Commercial paper and other debt purchased" was 13,972 million yen.

Non-Consolidated Statement of Income for The First Half of Fiscal Year 1997 (for the period from April 1, 1997 to September 30, 1997)

                                                                                         (Millions of Yen)

Operating Income                                                                             1,394,303
 Interest Income (Includes Interest on Loans and
  Discounts (484,031) and Interest and Dividends
  on Securities (62,526)                                                    1,002,772
 Fees and Commissions                                                          53,300
 Trading Revenue                                                               13,627
 Other Operating Income                                                        60,198
 Other Income                                                                 264,404
                                                                            ---------
Operating Expenses                                                                           1,380,314
 Interest Expenses Includes Interest on Deposits
  (305,430)                                                                   762,668
Fees and Commissions                                                           22,624
Trading Expenses                                                                  518
Other Operating Expenses                                                       23,820
General and Administrative Expenses                                           194,323
Other Expenses                                                                376,359
                                                                            ---------        ---------
Ordinary Profit                                                                                 13,989
Extraordinary Profits                                                                            1,738
Extraordinary Losses                                                                             1,681
                                                                                             ---------
Income before Income Taxes                                                                      14,045
Provision for Income Taxes                                                                       3,260
                                                                                             ---------
Net Income                                                                                      10,785
Retained Earnings Brought Forward from Previous Year                                            31,308
                                                                                             ---------
Unappropriated Profit at End of the First Half Year                                             42,093
                                                                                             ---------

                                                          The Fuji Bank, Limited

Notes to Non-Consolidated Statement of Income

1.   Amounts less than one million yen are omitted.

2. From this interim settlement onwards, the Bank has adopted a new accounting system for trading accounts under Article 17-2 of the Banking Law of Japan, with the permission of the Ministry of Finance. In the case of trading transactions, the profit or loss from these transactions is included in the profit and loss statement on the basis of when the transaction commitment was made, under "Trading revenue" and "Trading expenses."

     "Trading revenue" and "Trading expenses" are entered in the profit and loss account in the following way. The increase or decrease in the evaluation profit/loss from securities and fund assets is added to the interest paid or received during the period. In the case of derivatives, the increase or decrease in the profit or loss equivalent amount from the notional settlements at the end of the preceding term and the end of this interim accounting period in the case of derivatives is added to the interest paid or received during the period.

     As a result of the adoption of the new accounting system for trading accounts from this interim accounting period, the evaluation profit or loss and the profit or loss equivalent amount from the notional settlement at the end of the preceding period have been included in one lump sum in this interim accounting period settlement.

     The effect of the introduction of the trading accounts on profit/loss was as follows:

Operating income              :         33,746 million yen decrease
     Interest income          :         45,276 million yen decrease
     Trading revenue          :         11,530 million yen decrease

Operating expenses            :         50,383 million yen decrease
     Interest expenses        :         13,725 million yen decrease
     Trading expenses         :         36,658 million yen decrease

Ordinary profit               :         16,637 million yen decrease

     Due to the partial amendment of the Enforcement Regulations of the Banking Law concerning the establishment of trading transactions, the format of the Profit and Loss Statement has been modified. The related profit and loss items have been reclassified as follows:

     (1) "Trading revenue" and "Trading expenses" consist of evaluation profit/loss which has been added to "Gains/losses from sale/purchase of trading securities" which up until now have been included in "Other operating income/expenses". "Trading revenue" and "Trading expenses" also include interest paid and received etc. relating to trading securities transactions in "Interest income (Interest and dividends on securities)" and "Interest expenses", and underwriting fees relating to those trading securities transactions included in "Fees and commissions", together with securities exchange duties and securities transaction taxes relating to those trading securities transactions included in "General and administrative expenses". Trading expenses on trading securities and derivatives for the interim accounting period amounted to 180 million yen.

     (2) "Trading revenue" and "Trading expenses" consist of evaluation profit/loss which has been added to profits and losses from "Gains on sales of bonds", "Gains on redemptions of bonds", "Loss on sales of bonds", "Loss on redemption of bonds" and "Loss on devaluation of bonds" when those profits and losses arise from securities transactions for the purpose prescribed under Article 17-2-1-2 of the Banking Law of Japan. Up until now those securities transactions have been included in "Other operating incomes/expenses". "Trading revenue" and "Trading expenses" also include interest paid and received etc. relating to securities transactions for the above purpose included in "Interest income (Interest and dividends on securities)" and "Interest expenses", and securities exchange duties and securities transactions taxes relating to those securities transactions for the above purpose included in "General and administrative expenses". Securities expenses for the interim accounting period amounted to 337 million yen.

     (3) "Trading revenue" and "Trading expenses" consist of evaluation profit/loss which has been added to interest paid or received in "Interest (paid/received) on interest swaps", "Other interest income", and "Other income expenses" which up until now have been included in "Interest income" and "Interest expenses", when this interest is connected with trading-related financial derivatives transactions. "Trading income" and "Trading expenses" also include those securities transaction duties from "General and Administrative Expenses" relating to trading-related financial derivatives. Revenue from trading-related financial derivatives transactions for the interim accounting period amounted to 12,807 million yen.

     (4) "Trading, revenue" and "Trading expenses" consist of evaluation profit/loss which has been added to interest relating to Negotiable certificates of deposit and "Commercial paper and other debt purchased" for the purpose of trading transactions. Up until now this interest has been included in "Other income expenses". Revenue from assets relating to trading transactions for the interim accounting period amounted to 819 million yen.

3. "Others" in other expenses includes a 86,199 million yen loss incurred from sales of real estate loans to the Cooperative Credit Purchasing Company.

4. Under Article 55 of the Exceptions to Tax Laws Act, the amount for reserves for losses on overseas investments increased by 12 million yen.

(Reference Materials)

                                                          The Fuji Bank, Limited

Performance Forecast for FY 1997
--------------------------------
(1)    Non-consolidated Basis                                                      (Billion Yen)
-----------------------------                                                      -------------
                                                               FY 1996       FY 1997 (forecasted)
  Net Business Profit                                            327.1                     300.0
  Net of Securities Gains and Losses                             100.0                     -40.0
  Expenses Relating to Portfolio Problem                        -323.2                    -650.0
  Others                                                         -72.7                     -60.0
  Ordinary Profit                                                 31.2                    -450.0
  Net Income                                                      53.9                    -440.0


(2)    Disclosed Problem Loans
------------------------------
                                                        March 31, 1997            March 31, 1998
  Bankruptcy & Non-accrual for 6 Months (1)                    1,147.0                   1,340.0
  Restructured Loan (2)                                          434.8                     180.0
  Total                                                        1,581.9                   1,520.0
  Support Programs                                               257.7                     260.0

(3)  Reserve for Possible Loan Losses
-------------------------------------
                                                        March 31, 1997            March 31, 1998
  General reserve                                                103.5                      95.0
  Specific Reserve (3)                                           878.8                   1,100.0
     Reserve Ratio
  (3) / (1)                                                     76.62%                     82.1%
     (with Taxed Effect)                                       103.83%                    119.7%
  (3) / (1) +(2)                                                55.56%                     72.4%
     (with Taxed Effect)                                        75.29%                    105.5%

(4)    Capital Ratio
--------------------

                                                        March 31, 1997            March 31, 1998
  Total Capital Ratio (%)                                         9.22                       8.6
  Total Capital                                                3,752.1                   3,180.0
  Tier 1                                                       1,950.6                   1,590.0
  Tier 2                                                       1,801.5                   1,590.0
  Risk-adjusted Assets                                        40,663.8                  36,790.0


(5)  Restructuring Plan
-----------------------
  -  Reduction of Employees
     FY 1996 (Actual):                                   609 employees
     From FY 1997 to FY 1998 (Projected)                 900 employees

  -  Reduction of Branches
     FY 1996 (Actual):                                     9 branches
     From FY 1997 to FY 1998 (Projected)                  31 branches

  -  Reduction of General and Administrative Expenses

  -  Disposition of Premises and Equipment

  -  The Effect of Restructuring Plan on Profit
     FY 1996 (Actual):                                   +23 billion yen
     From FY 1997 to FY 1998 (Projected)                 +42 billion yen

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

(Reference Materials)                                                        The Fuji Bank, Limited
Securities Gains and Losses                                           (Million Yen)
---------------------------

                           Sept. 30, 1997      Sept. 30, 1996        Mar 31, 1997
                       ----------------------------------------------------------
     Sales Gains                  261,626              11,212             291,333
    Sales Losses                      533                   6                 223
     Devaluation                  255,873               7,361             191,036
        Total                       5,219               3,844             100,072

Sales of Bonds                                                        (Million Yen)
--------------
                           Sept. 30, 1997      Sept. 30, 1996        Mar 31, 1997
                       ----------------------------------------------------------
    Sales Gains                    45,512              25,910              82,779
Gains on Redemptions                  359               1,181               1,705
    Sales Losses                   18,319              23,814              45,867
Losses on Redemption                1,405                 482               2,228
    Devaluation                         3                   0                 154
       Total                       26,143               2,795              36,234

Recruitment Plan
----------------
                           April 30, 1998       April 30, 1997
                                     Plan               Actual
                       ---------------------------------------
Administrative Staff                  200                  205
SE                                     20                   25
General Operating
Staff                                 370                  385

Total                                 590                  615

Number of Employees (at the End of Fiscal Year)
-----------------------------------------------
                           Sept. 30, 1997      Sept. 30, 1996       Sept. 30, 1995
                       -----------------------------------------------------------
Number of Employees                15,120              15,733               16,320

                           March 31, 1997      March 31, 1996       March 31, 1995
                       -----------------------------------------------------------
Number of Employees                15,168              15,780               16,252

Number of Branches
------------------
    (Domestic)
                           Sept. 30, 1997      March 30, 1997       Sept. 30, 1996     March 30, 1996
                       --------------------------------------------------------------------------------
HO and Branches                       292                 290                 290                289
Sub-branches                           48                  49                  53                 55
Others                                  7                   7                   8                  8
    (Overseas)
Branches                               25                  24                  24                 21
Sub-branches                            1                   1                   1                  1
Representative Offices
                                       21                  22                  23                 23
Subsidiaries*                          21                  20                  19                 19

*Direct majority shareholding more than 50%, or combined total direct/indirect shareholding more than 50%

ROE
---
                           Sept. 30, 1997        March 30, 1997       Sept. 30, 1996       March 30, 1996
                       -----------------------------------------------------------------------------------
Net Business Profit        16.10%                21.09%               22.89%               28.19%
Net Income                  1.29%                 3.48%                7.86%               N.A.
                        (Annual Basis)                                (Annual Basis)       Net Loss

Capital ratio                                           (Million Yen)
-------------
                          Sept. 30, 1997
                           (Provisional)        March 30, 1997       Sept. 30, 1996
                       -------------------------------------------------------------
Total Capital Ratio                 9.41%                 9.22%                8.69%
TIER 1                         1,967,847             1,950,652            1,697,514
TIER 2                         1,738,365             1,801,534            1,697,514
Risk-adjusted Assets          39,359,929            40,663,855           39,035,918

Lending Classification                 (Million Yen)
----------------------
                           Sept. 30, 1997      Sept. 30, 1996
                       --------------------------------------
Finance and Insurance           2,023,438           1,885,755
Construction                    1,012,990           1,020,578

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